Current Principal Balance
Current Principal Balance	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
$0.00 - $49,999.99	1	35,000	0.01	--	0.04	--	--	--
$50,000.00 - $99,999.99	31	2,631,747	0.66	0.80	2.08	--	0.33	0.48
$100,000.00 - $149,999.99	132	16,505,290	4.13	6.27	12.79	--	1.79	2.57
$150,000.00 - $199,999.99	139	24,224,816	6.06	7.12	19.27	--	8.24	2.95
$200,000.00 - $249,999.99	141	31,311,263	7.83	8.47	23.15	--	8.61	6.76
$250,000.00 - $299,999.99	99	27,084,215	6.77	8.40	20.10	0.36	7.34	4.38
$300,000.00 - $359,698.99	126	41,523,834	10.38	10.55	22.58	6.04	5.72	7.36
$359,699.00 - $599,999.99	399	178,822,424	44.70	45.88	--	68.42	43.67	43.70
$600,000.00 - $799,999.99	77	51,959,021	12.99	10.62	--	17.11	20.54	17.89
$800,000.00 - $999,999.99	23	21,058,634	5.26	1.90	--	7.34	3.76	9.23
$1,000,000.00 - $1,249,999.99	3	3,600,000	0.90	--	--	0.74	--	3.04
$1,250,000.00 - $1,499,999.99	1	1,300,000	0.32	--	--	--	--	1.64
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Loan Bal Group 1	WA Loan Bal Group 2	WA Loan Bal Group 3	WA Loan Bal Group 4	WA Loan Bal Group 5
				309,666.46	207,202.97	485,356.95	351,650.64	399,189.59

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Loan Servicers
Loan Servicers	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
GMAC Mortgages	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Loan Originators
Loan Originators	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
General Motors Acceptance Corp	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Current Gross Rate
Current Gross Rate	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
<= 3.500%	9	4,318,418	1.08	0.89	1.07	1.40	3.04	--
3.501% - 4.000%	38	15,272,337	3.82	8.83	2.27	5.22	1.80	--
4.001% - 4.500%	81	30,411,418	7.60	29.70	4.01	6.42	7.57	--
4.501% - 5.000%	330	119,498,902	29.87	40.55	25.39	40.74	26.53	6.51
5.001% - 5.500%	513	168,894,326	42.22	20.03	52.49	40.36	52.05	46.12
5.501% - 6.000%	199	60,902,443	15.22	--	14.77	5.86	9.01	46.41
6.001% - 6.500%	2	758,400	0.19	--	--	--	--	0.96
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Gross Rate Group 1	WA Gross Rate Group 2	WA Gross Rate Group 3	WA Gross Rate Group 4	WA Gross Rate Group 5
				4.679	5.177	4.974	5.044	5.523

Current Net Rate
Current Net Rate	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
<= 3.250%	9	4,318,418	1.08	0.89	1.07	1.40	3.04	--
3.251% - 3.750%	38	15,272,337	3.82	8.83	2.27	5.22	1.80	--
3.751% - 4.250%	81	30,411,418	7.60	29.70	4.01	6.42	7.57	--
4.251% - 4.750%	330	119,498,902	29.87	40.55	25.39	40.74	26.53	6.51
4.751% - 5.250%	513	168,894,326	42.22	20.03	52.49	40.36	52.05	46.12
5.251% - 5.750%	199	60,902,443	15.22	--	14.77	5.86	9.01	46.41
5.751% - 6.250%	2	758,400	0.19	--	--	--	--	0.96
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Net Rate Group 1	WA Net Rate Group 2	WA Net Rate Group 3	WA Net Rate Group 4	WA Net Rate Group 5
				4.429	4.927	4.724	4.794	5.273

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Amortization Type
Amortization Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Interest In Arrears	148	62,255,509	15.56	17.28	6.56	24.20	38.03	--
Interest Only	1,024	337,800,735	84.44	82.72	93.44	75.80	61.97	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Remaining Months to maturity
Remaining Months to maturity	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
351 - 355	2	512,888	0.13	0.47	0.33	--	--	--
356 - 360	1,170	399,543,355	99.87	99.53	99.67	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Rem Mo. To Mat Group 1	WA Rem Mo. To Mat Group 2	WA Rem Mo. To Mat Group 3	WA Rem Mo. To Mat Group 4	WA Rem Mo. To Mat Group 5
				360	360	360	360	360

Seasoning
Seasoning (months)	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
<= 0	765	257,415,745	64.34	62.17	62.56	65.08	62.25	66.72
1 - 6	406	142,359,698	35.58	37.83	37.11	34.92	37.75	33.28
7 - 12	1	280,800	0.07	--	0.33	--	--	--
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Seasoning Group 1	WA Seasoning Group 2	WA Seasoning Group 3	WA Seasoning Group 4	WA Seasoning Group 5
				0.41	0.41	0.38	0.42	0.34

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Index for Loans
Index for Loans	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
1 Year Libor	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Months to Roll
Months to Roll	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
31 - 36	145	45,879,304	11.47	92.02	--	--	--	--
37 - 42	16	3,976,997	0.99	7.98	--	--	--	--
49 - 54	1	280,800	0.07	--	0.33	--	--	--
55 - 60	677	221,139,928	55.28	--	92.38	87.13	--	--
61 - 66	71	27,234,035	6.81	--	7.29	12.87	--	--
79 - 84	5199	19,201,489	4.80	--	--	--	85.32	--
85 - 90	13	3,304,152	0.83	--	--	--	14.68	--
115 - 120	178	70,559,487	17.64	--	--	--	--	89.27
121 - 126	20	8,480,052	2.12	--	--	--	--	10.73
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Mo. To Roll Group 1	WA Mo. To Roll Group 2	WA Mo. To Roll Group 3	WA Mo. To Roll Group 4	WA Mo. To Roll Group 5
				36	60	60	84	120

Lifetime Maximum Rate
Lifetime Maximum Rate	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
8.001% - 8.500%	8	3,876,378	0.97	--	1.07	1.40	3.04	--
8.501% - 9.000%	26	11,310,143	2.83	0.89	2.27	5.22	1.80	--
9.001% - 9.500%	40	15,604,405	3.90	--	4.01	6.42	7.57	--
9.501% - 10.000%	273	103,688,315	25.92	8.83	25.39	40.74	26.53	6.51
10.001% - 10.500%	518	173,713,147	43.42	29.70	52.49	40.36	52.05	46.12
10.501% - 11.000%	269	81,117,264	20.28	40.55	14.77	5.86	9.01	46.41
11.001% - 11.500%	38	10,746,592	2.69	20.03	--	--	--	0.96
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Max Rate Group 1	WA Max Rate Group 2	WA Max Rate Group 3	WA Max Rate Group 4	WA Max Rate Group 5
				10.679	10.177	9.974	10.044	10.523

First Adjustment Cap
First Adjustment Cap	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
2.000%	161	49,856,301	12.46	100.00	--	--	--	--
5.000%	1,011	350,199,942	87.54	--	100.00	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA 1st Adj Cap Group 1	WA 1st Adj Cap Group 2	WA 1st Adj Cap Group 3	WA 1st Adj Cap Group 4	WA 1st Adj Cap Group 5
				2.000	5.000	5.000	5.000	5.000

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Distribution by IO only terms
Distribution by IO only terms	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
0	148	62,255,509	15.56	17.28	6.56	24.20	38.03	--
36	141	41,242,985	10.31	82.72	--	--	--	--
60	639	203,571,528	50.89	--	93.44	75.80	--	--
84	46	13,946,682	3.49	--	--	--	61.97	--
120	198	79,039,539	19.76	--	--	--	--	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Original Prepayment Penalty Term
Original Prepayment Penalty Term	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
0	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Prepay Penalty Group 1	WA Prepay Penalty Group 2	WA Prepay Penalty Group 3	WA Prepay Penalty Group 4	WA Prepay Penalty Group 5
				--	--	--	--	--

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Original LTV
Original LTV	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
<= 50.00%	125	36,475,261	9.12	4.40	13.73	4.38	6.32	17.66
50.01% - 55.00%	39	15,259,197	3.81	0.60	2.69	3.51	5.56	7.18
55.01% - 60.00%	38	12,980,148	3.24	2.25	3.35	3.47	6.07	2.48
60.01% - 65.00%	76	28,998,695	7.25	3.01	6.48	8.60	9.25	7.40
65.01% - 70.00%	146	55,815,177	13.95	5.51	11.58	16.63	17.26	15.38
70.01% - 75.00%	188	66,376,382	16.59	16.08	15.31	19.33	10.00	14.53
75.01% - 80.00%	540	178,770,783	44.69	63.23	44.32	44.07	43.23	35.07
80.01% - 85.00%	2	790,000	0.20	0.90	0.40	--	--	--
85.01% - 90.00%	11	2,588,510	0.65	2.65	1.20	--	--	0.30
90.01% - 95.00%	7	2,002,090	0.50	1.37	0.94	--	2.30	--
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA Orig LTV Group 1	WA Orig LTV Group 2	WA Orig LTV Group 3	WA Orig LTV Group 4	WA Orig LTV Group 5
				75.43	69.54	71.82	70.55	66.28

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Combined LTV
Combined LTV with 2nd liens	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
<= 50.00%	104	29,206,989	7.30	4.40	12.25	3.10	3.81	13.44
50.01% - 55.00%	38	14,214,478	3.55	0.23	2.86	3.90	6.69	4.78
55.01% - 60.00%	33	10,614,629	2.65	1.37	3.47	3.01	2.59	1.86
60.01% - 65.00%	70	25,409,234	6.35	1.90	6.49	6.32	9.93	8.05
65.01% - 70.00%	123	47,022,428	11.75	2.78	10.28	13.75	19.10	12.80
70.01% - 75.00%	145	54,167,984	13.54	13.61	11.07	15.23	8.50	14.12
75.01% - 80.00%	261	87,377,652	21.84	28.49	24.79	18.13	19.29	22.84
80.01% - 85.00%	26	11,908,448	2.98	3.51	0.78	4.15	1.71	2.96
85.01% - 90.00%	176	66,575,600	16.64	17.18	10.48	20.77	17.15	14.31
90.01% - 95.00%	112	32,997,564	8.25	13.00	9.06	7.61	11.23	4.84
95.01% - 100.00%	84	20,561,238	5.14	13.54	8.47	4.03	--	--
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA CLTV Group 1	WA CLTV Group 2	WA CLTV Group 3	WA CLTV Group 4	WA CLTV Group 5
				82.35	74.17	77.23	74.82	71.04

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Geographical Distribution
Top 5 State	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
California	443	179,003,201	44.74	34.46	38.25	55.79	43.07	35.96
Michigan	91	24,060,728	6.01	14.17	6.32	3.28	9.51	5.19
Massachusetts	52	23,151,649	5.79	5.70	2.72	3.95	--	14.60
New Jersey	52	18,992,855	4.75	3.51	4.74	3.57	10.96	6.20
Illinois	50	15,710,878	3.93	2.73	2.93	4.33	5.61	4.44
Other	484	139,136,932	34.78	39.44	45.04	29.08	30.85	33.62
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

California loan breakdown
California loan breakdown	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
North CA	164	72,542,741	18.13	15.11	12.21	19.91	21.94	21.69
South CA	279	106,460,459	26.61	19.34	26.04	35.87	21.13	14.27
States Not CA	729	221,053,043	55.26	65.54	61.75	44.21	56.93	64.04
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Top 10 Zip Codes
Top 10 Zip Codes	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
95037	6	3,159,500	0.79	--	0.75	0.64	--	1.87
95120	3	2,867,191	0.72	--	--	--	--	3.63
1945	7	2,719,640	0.68	--	0.35	--	--	3.06
95023	6	2,702,150	0.68	1.00	0.36	0.92	--	0.50
95020	3	2,141,150	0.54	--	--	0.27	--	2.15
94506	3	2,049,000	0.51	--	--	1.26	--	--
92886	4	1,922,000	0.48	1.05	--	0.73	0.93	--
1907	3	1,852,250	0.46	--	--	--	--	2.34
91941	5	1,823,200	0.46	--	1.00	0.30	--	0.61
92130	3	1,703,950	0.43	1.30	--	0.65	--	--
Other	1,129	377,116,212	94.27	96.64	97.54	95.24	99.07	85.84
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

FICO Scores
FICO Scores	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Not Available	1	336,000	0.08	0.67	--	--	--	--
601 - 620	2	510,650	0.13	0.35	0.39	--	--	--
621 - 640	28	10,409,598	2.60	5.91	1.80	3.13	3.61	--
641 - 660	44	15,417,801	3.85	5.09	2.91	4.36	3.24	3.22
661 - 680	85	29,241,313	7.31	8.02	7.21	9.10	6.52	3.50
681 - 700	129	43,576,654	10.89	10.81	10.70	12.70	11.03	7.39
701 - 720	166	56,300,829	14.07	12.31	17.44	15.75	4.10	10.92
721 - 740	159	50,879,326	12.72	16.30	14.87	11.49	4.51	12.99
741 - 760	167	58,148,075	14.53	11.88	14.04	14.50	17.49	15.99
761 >=	391	135,235,997	33.80	28.66	30.64	28.97	49.49	45.99
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00
				WA FICO Group 1	WA FICO Group 2	WA FICO Group 3	WA FICO Group 4	WA FICO Group 5
				726	733	728	741	747

Mortgage Properties
Mortgage Properties	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Condominium	136	39,849,076	9.96	10.25	12.87	8.69	6.83	10.15
PUD	269	96,693,372	24.17	23.70	21.25	31.23	25.05	12.81
Single Family	755	257,682,679	64.41	65.68	65.66	57.13	65.82	76.88
Two- to Four Family	12	5,831,116	1.46	0.37	0.22	2.95	2.30	0.15
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

Occupancy types
Occupancy types	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Investor	23	5,207,491	1.30	1.12	1.06	1.40	3.28	0.90
Primary	1,102	378,920,783	94.72	92.48	96.28	95.19	95.97	93.11
Secondary	47	15,927,970	3.98	6.39	2.65	3.41	0.75	5.99
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Loan Purpose
Loan Purpose	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Construction to Perm	1	232,088	0.06	0.47	--	--	--	--
Cash Out Refinance	415	128,539,034	32.13	21.55	49.82	30.25	22.95	26.13
Purchase	516	189,429,405	47.35	54.21	33.97	49.33	55.74	51.04
Rate/Term Refinance	240	81,855,716	20.46	23.77	16.20	20.42	21.30	22.83
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

Document Type
Document Type	Number of Loans	Principal Balance	% of Pool By Principal Balance	Group 1	Group 2	Group 3	Group 4	Group 5
Super Select	1	366,449	0.09	0.74	--	--	--	--
Full	959	312,106,299	78.02	85.58	83.64	73.33	73.26	78.18
Limited	97	37,827,995	9.46	3.44	9.99	10.33	5.93	11.87
Streamline	115	49,755,501	12.44	10.24	6.37	16.34	20.81	9.96
Total:	1,172	400,056,243	100.00	100.00	100.00	100.00	100.00	100.00

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.